Exhibit 10.36(c)

AMENDMENT NUMBER TWO
to the
Master Loan and Security Agreement
Dated as of July 22, 2003
by and between
AAMES CAPITAL CORPORATION
and
CITIGROUP GLOBAL MARKETS REALTY CORP.

        This AMENDMENT NUMBER TWO is made this 31st day of October, 2003, by and between AAMES CAPITAL CORPORATION, having an address at 350 South Grand Avenue, 43rd Floor, Los Angeles, California 90071 (the “Borrower”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 350 Greenwich Street, 4th Floor, New York, New York 10013 (the “Lender”), to the Master Loan and Security Agreement, dated as of July 22, 2003, by and between the Borrower and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

        WHEREAS, the Borrower has requested that the Lender agree to amend the Agreement to extend the Termination Date thereunder to September 30, 2004, and in consideration thereof the Lender has determined to modify certain financial covenants thereunder;

        WHEREAS, as of the date of this Amendment, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement; and

        WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

“Termination Date” shall mean September 30, 2004, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

        SECTION 2. Effective as of October 31, 2003, Section 1 of the Agreement is hereby amended by deleting the definition of Tangible Net Worth and replacing it with the following:

     “Tangible Net Worth” shall mean, with respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its Subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which are treated as intangibles in accordance with GAAP; provided, that residual securities issued by such Person or its Subsidiaries shall not be treated as intangibles for purposes of this definition.

        SECTION 3. Section 6.16 of the Agreement is hereby amended by deleting “7:1” in the last line of the first paragraph thereof and replacing it with “5.5:1"

        SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

        SECTION 5. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

        SECTION 6. Representations. In order to induce the Lender to execute and deliver this Amendment Number Two, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

        SECTION 7 Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 8. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION (Borrower)

By: ____________________________
Name: Title:

CITIGROUP GLOBAL MARKETS REALTY CORP. (Lender)

By: ____________________________
Name: Title: